As of March 31, 2003                                               EXHIBIT 21

                     SUBSIDIARIES OF JORDAN INDUSTRIES, INC.
                     ---------------------------------------

                                                                 Jurisdiction
Subsidiaries                                                   of Incorporation
------------                                                   ----------------

JII LLC                                                            Delaware
ArborLake Centre
1751 Lake Cook Road, Suite 550
Deerfield, Illinois 60015

The Old Imperial Electric Company (inactive)                         Ohio
ArborLake Centre
1751 Lake Cook Road, Suite 550
Deerfield, Illinois 60015

The Old Scott Motors Company (inactive) (1)                        Delaware
ArborLake Centre
1751 Lake Cook Road, Suite 550
Deerfield, Illinois 60015

Old Gear Research, Inc. (inactive) (1)                             Delaware
ArborLake Centre
1751 Lake Cook Road, Suite 550
Deerfield, Illinois 60015

Sate-Lite Manufacturing Company (2)                                  Ohio
6220-30 Gross Point Road
Niles, Illinois 60714

DACCO, Incorporated (3)                                              Ohio
741 Dacco Drive
P.O. Box 2789 Cookeville, Tennessee 38506

Detroit Transmission Products Co.(4)                              California
2622 North Wigwam
Stockton, California 95205

Detroit Transmission Products Co. (4)                             California
15342 Yucca Avenue
Fontana, California 92335

DACCO/Detroit of Ohio, Inc.(4)                                       Ohio
3316 Refugee Road
Columbus, Ohio 43232

DACCO/Detroit of Ohio, Inc.(4)                                       Ohio
2280A East Central Drive
Miamisburg, Ohio 45342

ABC Transmission Parts Warehouse, Inc.(4)                          Tennessee
115 West Anderson Avenue
Knoxville, Tennessee 37917

                                                                 Jurisdiction
Subsidiaries                                                   of Incorporation
------------                                                   ----------------

Nashville Transmission Parts, Inc.(4)                               Tennessee
210 North First Street
Nashville, Tennessee 37213

DACCO/Detroit of Florida, Inc. (4)                                   Florida
3611 W. Chestnut, St.
Tampa, Florida 33607

DACCO/Detroit of Florida, Inc.(4)                                    Florida
3697 N.W. 15th Street
Lauderhill, Florida 33311

DACCO/Detroit of Florida, Inc.(4)                                    Florida
613 Triumph Court, Bay 6
Orlando, Florida 32805

DACCO/Detroit of Florida, Inc. (4)                                   Florida
6264-A North "W" Street
Pensacola, Florida 32505

DACCO/Detroit of Florida, Inc. (4)                                   Florida
1822 Wabasso Drive
West Palm Beach, Florida 33409

DACCO/Detroit of Minnesota, Inc.(4)                                 Minnesota
817 Vandalia Street, Unit 2A
St. Paul, Minnesota 55114

DACCO/Detroit of Colorado, Inc. (4)                                 Colorado
(inactive)
741 Dacco Drive
P.O. Box 2789 Cookeville, Tennessee 38506

DACCO/Detroit of Indiana, Inc.(4)                                    Indiana
4839 East 23rd Street
Indianapolis, Indiana 46218

DACCO/Detroit of Indiana, Inc.(4)                                    Indiana
8601 Indiana Street
Merrillville, Indiana 46410

DACCO/Detroit of Indiana, Inc. (4)                                   Indiana
P.O. Box 4214
2323 St. George Road
Evansville, Indiana 47711

DACCO/Detroit of Missouri, Inc.(4)                                  Missouri
3115 Locust Street
St. Louis, Missouri 63103

                                                                 Jurisdiction
Subsidiaries                                                   of Incorporation
------------                                                   ----------------

DACCO/Detroit of North Carolina, Inc.(4)                         North Carolina
(inactive)
741 DACCO Drive
P.O. Box 2789 Cookeville, Tennessee 38506

DACCO/Detroit of Memphis, Inc.(4)                                   Tennessee
2803 Longate Drive
Memphis, Tennessee 38132

DACCO/Detroit of Nebraska, Inc.(4)                                  Nebraska
3314 North 88th Plaza
Omaha, Nebraska 68134

DACCO/Detroit of Alabama, Inc. (4)                                   Alabama
3925 2nd Avenue South
Birmingham, Alabama 35222

DACCO/Detroit of Alabama, Inc.(4)                                    Alabama
2650 Government Blvd.
Mobile, Alabama 36606

DACCO/Detroit of New Jersey, Inc.(4)                               New Jersey
(inactive)
741 Dacco Drive
P.O. Box 2789 Cookeville, Tennessee 38506

DACCO/Detroit of Michigan, Inc.(4)                                  Michigan
27513 Schoolcraft Road
Livonia, Michigan 48150

DACCO/Detroit of Michigan, Inc.(4)                                  Michigan
3514 South Saginaw Street
Flint, Michigan 48503

DACCO/Detroit of Arizona, Inc.(4)                                    Arizona
2301 North 35th Avenue
Phoenix, Arizona 85009

DACCO/Detroit of Arizona, Inc.(4)                                    Arizona
145 West Juanita, Suite 4
Mesa, Arizona 85210

DACCO/Detroit of Oklahoma, Inc.(4)                                  Oklahoma
2500 West Lindley
Oklahoma City, Oklahoma 73107

DACCO/Detroit of Texas, Inc.(4)                                       Texas
2504 Weaver Street
Haltom City, Texas 76117

                                                                 Jurisdiction
Subsidiaries                                                   of Incorporation
------------                                                   ----------------

DACCO/Detroit of Texas, Inc.(4)                                       Texas
2636 Farrington Street
Dallas, Texas 75207

DACCO/Detroit of South Carolina, Inc.(4)                         South Carolina
128A Grace Drive
Easley, South Carolina 29640

DACCO/Detroit of South Carolina, Inc. (4)                        South Carolina
P.O. Box 910
205 Saint James Avenue, #314
Goose Creek, South Carolina 29445

DACCO/Detroit of West Virginia, Inc.(4)                           West Virginia
5518 MacCorkle Avenue, S.W.
South Charleston, West Virginia 25309

DACCO/Detroit of Pennsylvania(4)                                  Pennsylvania
250 Paulson Street
Pittsburgh, Pennsylvania 15206

DACCO/Detroit of Chattanooga, Inc.(4)                               Tennessee
2315 Cannon Avenue
Chattanooga, Tennessee 37408

DACCO/Detroit of Virginia, Inc.(4)                                  Virginia
1395 Air Rail Avenue
Virginia Beach, Virginia 23455

DACCO/Detroit of Virginia, Inc. (4)                                 Virginia
4399-H Henninger Court
Chantilly, Virginia 20151

DACCO/Detroit of Virginia, Inc. (4)                                 Virginia
5016 Byrd Industrial Drive
Richmond, Virginia 23231

DACCO/Detroit of Kentucky, Inc.(4)                                  Kentucky
3899 Produce Road, Unit 118
Louisville, Kentucky 40218

DACCO/Detroit of Georgia, Inc.(4)                                    Georgia
3810 Lake Street
Macon, Georgia 31204

DACCO/Detroit of Nevada, Inc. (4)                                    Nevada
4620 Mitchell St., Suite H
North Las Vegas, Nevada 89031

DACCO/Detroit of Maryland, Inc.(4)                                  Maryland
7404 Philadelphia Road
Baltimore, Maryland 21237

                                                                 Jurisdiction
Subsidiaries                                                   of Incorporation
------------                                                   ----------------

DACCO/Detroit of Wisconsin, Inc. (4)                                Wisconsin
4740 S. Nicholson Avenue, #10
Cudahy, Wisconsin 53110

JI Properties, Inc.                                                 Delaware
767 Fifth Avenue, 48th Floor
New York, New York 10153

Welcome Home LLC (5)                                                Delaware
309-D Raleigh Street
Wilmington, North Carolina 28412

SPL Holdings, Inc.(6)                                               Illinois
ArborLake Centre, Suite 550
1751 Lake Cook Road
Deerfield, Illinois 60015

Valmark Industries, Inc.(7)                                         Delaware
7900 National Drive
Livermore, California 94550

JII Promotions, Inc.(7)                                             Delaware
454 East Main Street
Columbus, Ohio 43215

Seaboard Folding Box Corporation (7)                                Delaware
35 Daniels Street
Fitchburg, Massachusetts 01420-7606

Pamco Printed Tape & Label Co, Inc.(8)                              Delaware
2200 South Wolf Road
Des Plaines, Illinois 60018

JI Finance Company                                                  Delaware
ArborLake Centre
1751 Lake Cook Road, Suite 550
Deerfield, Illinois 60015

Old Viewsonics, Inc. (inactive)                                     Delaware
ArborLake Centre
1751 Lake Cook Road, Suite 550
Deerfield, Illinois 60015

Old Dura-Line Corporation (inactive)                                Delaware
ArborLake Centre
1751 Lake Cook Road, Suite 550
Deerfield, Illinois 60015

Old Cambridge Products Corporation (inactive)                       Delaware
ArborLake Centre
1751 Lake Cook Road, Suite 550
Deerfield, Illinois 60015

                                                                 Jurisdiction
Subsidiaries                                                   of Incorporation
------------                                                   ----------------

Old Johnson Components, Inc. (inactive)                             Delaware
ArborLake Centre
1751 Lake Cook Road, Suite 550
Deerfield, Illinois 60015

Cho-Pat, Inc.                                                       Delaware
Mount Holly Industrial Commons
100 Lippincott Lane, Unit #6
Mount Holly, New Jersey  08060

Jordan Specialty Plastics, Inc.(9)                                  Delaware
ArborLake Centre
1751 Lake Cook Road, Suite 550
Deerfield, Illinois 60015

Beemak Plastics, Inc.(2)                                            Delaware
18554 S. Susanna Road
Rancho Dominquez, California 90221-5620

Deflecto Corporation (2)                                            Delaware
7035 East 86th Street
Indianapolis, Indiana 46250

Deflecto Canada, Ltd. (10)                                           Canada
221-223 Bunting Road
St. Catherines, Ontario L2M 3Y2

Rolite Plastics, Inc.(10)                                           Delaware
6 Gundy Drive
P.O. Box 286 Midvale, Ohio 44653

Tele-Flow, Inc. (10)                                                Delaware
8101 Fite Road
Pearland, Texas 77584

YT Holdings, Inc. (10)                                              Delaware
ArborLake Centre
1751 Lake Cook Road, Suite 550
Deerfield, Illinois 60015

Yearntree Limited (11)                                           United Kingdom
Units 1-5
Estuary Road
Queensway Meadows Industrial Estate
Newport
Wales NP9 0SL

Jordan Auto Aftermarket, Inc. (9)                                   Delaware
ArborLake Centre
1751 Lake Cook Road, Suite 550
Deerfield, Illinois 60015

                                                                 Jurisdiction
Subsidiaries                                                   of Incorporation
------------                                                   ----------------

Alma Products I, Inc. (3)                                           Michigan
2000 Michigan Avenue
Alma, MI 48801

Specialty Internet Holdings, LLC (12)                               Delaware
ArborLake Centre
1751 Lake Cook Road, Suite 550
Deerfield, Illinois 60015

JI Services, Inc.                                                   Delaware
ArborLake Centre
1751 Lake Cook Road, Suite 550
Deerfield, Illinois 60015

JI Flavor & Fragrance, Inc.                                         Delaware
ArborLake Centre
1751 Lake Cook Road, Suite 550
Deerfield, Illinois 60015

Pioneer Paper Corporation (13)                                      Delaware
50 Triangle Boulevard
Carlstadt, New Jersey  07072

Instachange Displays, Ltd. (10)                                    Nova Scotia
230 Edward Street
Aurora, Ontario L4G 3S8

JI Ventures, Inc. (5)                                               Delaware
ArborLake Centre
1751 Lake Cook Road, Suite 550
Deerfield, Illinois 60015

Atco Products, Inc. (3)                                             Delaware
601 Interstate 45
Ferris, Texas 75125

GramTel, LLC (14)                                                   Delaware
ArborLake Centre
1751 Lake Cook Road, Suite 550
Deerfield, IL 60015

GramTel USA, Inc. (15)                                              Delaware
316 East Monroe Street
Southbend, Indiana 46601

GramTel - Midwest, Inc. (16)                                        Delaware
316 East Monroe Street
Southbend, Indiana 46601

GramTel - Illinois, Inc. (17)                                       Delaware
316 East Monroe Street
Southbend, Indiana 46601

Material Assets
---------------

The Parent owns all of the outstanding Class A Common Stock issued by Motors & Gears Holdings, Inc. and Preferred Stock of SIH and GramTel USA, Inc. JII LLC a wholly-owned subsidiary of the Parent owns Preferred Stock of JAAI and JSP.

Footnotes
---------

(1)    A wholly-owned subsidiary of The Old Imperial Electric Company.

(2)    A wholly-owned subsidiary of Jordan Specialty Plastics, Inc.

(3)    A wholly-owned subsidiary of Jordan Auto Aftermarket, Inc.

(4)    A wholly-owned subsidiary of DACCO, Incorporated.

(5)    A wholly-owned subsidiary of JII LLC

(6)    An 83.3% owned subsidiary of JII LLC

(7)    A wholly-owned subsidiary of SPL Holdings, Inc.

(8)    An 80% owned subsidiary of SPL Holdings, Inc.

(9) JII, Inc. owns 97.5% of the voting rights, 97.5% of the economic rights and participates in 97.5% of the cumulative net income or net loss of the company. The common shares of the company are owned by shareholders of Jordan Industries, Inc. and certain other persons.

(10)   A wholly-owned subsidiary of Deflecto Corporation

(11)   A wholly-owned subsidiary of YT Holdings, Inc.

(12) Jordan Industries, Inc. owns 80% of the voting rights, 51% of the economic rights and participates in 51% of the cumulative net income or net loss of the company. The common units of the company are owned by shareholders of Jordan Industries, Inc. and certain other persons.

(13)   A wholly-owned subsidiary of Seaboard Folding Box Corporation

(14) The common units of GramTel, LLC are owned by shareholders of Jordan Industries, Inc. and certain other persons.

(15) Jordan Industries Inc. owns 80% of the voting rights, 51% of the economic rights and participates in 51% of the cumulative net income or net loss of the company. 99% of the common shares of the company are owned by GramTel, LLC.

(16)   A 97% owned subsidiary of GramTel USA, Inc.

(17)   A wholly-owned subsidiary of GramTel USA, Inc.

                         MOTORS AND GEARS HOLDINGS, INC.
                         -------------------------------
                                  SUBSIDIARIES
                                  ------------


                                                                 Jurisdiction
Subsidiaries                                                   of Incorporation
------------                                                   ----------------

Kinetek, Inc. (1)                                                  Delaware
(f/k/a) Motors and Gears, Inc.
ArborLake Centre
1751 Lake Cook Road, Suite 550
Deerfield, IL 60015

Kinetek Industries, Inc. (2)                                       Delaware
(f/k/a) Motors and Gears Industries, Inc.
ArborLake Centre
1751 Lake Cook Road, Suite 550
Deerfield, IL 60015

Merkle-Korff Industries, Inc.(3)                                   Illinois
1776 Winthrop Drive
Des Plaines, IL 60018-1980

Merkle-Korff de Mexico S.A. de C.V.(4)                             Mexico
Av. C.F.E. No. 830, Parque Industrial Millennium
Zona Industrial del Potosi
San Luis Potosi, S.L.P.
C.P. 78395

The Imperial Electric Company (3)                                  Delaware
1503 Exeter Road
Akron, Ohio 44306

Gear Research, Inc. (5)                                            Delaware
4329 Eastern Avenue, S.E.
Grand Rapids, Michigan 49508

Motion Holdings, Inc. (3)                                          Delaware
ArborLake Centre
1751 Lake Cook Road, Suite 550
Deerfield, IL 60015

Motion Control Engineering, Inc. (6)                               California
11380 White Rock Road
Rancho Cordova, CA 95742

Electrical Design and Control Company (3)                          Delaware
2200 Stephenson Highway
Troy, Michigan 48084

Advanced D.C. Holdings, Inc. (3)                                   Delaware
ArborLake Centre
1751 Lake Cook Road, Suite 550
Deerfield, IL 60015

Advanced D.C. Motors, Inc. (7)                                     New York
6268 East Molloy Road
East Syracuse, NY 13057

                                                                 Jurisdiction
Subsidiaries                                                   of Incorporation
------------                                                   ----------------

MW Corporation (8)                                                  Georgia
6268 East Molloy Road
East Syracuse, NY 13057

Sermed S.A.R.L. (9)                                                 France
Eternoz - 25330 Amancey
France

Advanced D.C. Motors GmbH (10)                                      Germany

FIR Group Holdings, Inc. (3)                                        Delaware
ArborLake Centre
1751 Lake Cook Road, Suite 550
Deerfield, IL 60015

FIR Group Holdings Italia, S.r.l. (12)                              Italy

Construgioni Italiane Motori Elettrici, S.p.A. (12)                 Italy
43040 Viazzano di Varano De'Melegari (Parma) Italia

SelinSistemi, S.p.A. (12)                                           Italy
Via Chiaravagna, 28
16153 Genova-Sestri P

FIR Electromeccanica, S.p.A. (12)                                   Italy
Via Roma n. 19
26041 Casalmaggiore   CR

T.E.A. Technologie Electromeccaniche ed                             Italy
Automazione, S.r.l. (12)


Kinetek Asia Holdings, Inc. (3)                                     Delaware
ArborLake Centre, Suite 550
1751 Lake Cook Road
Deerfield, IL 60015

Kinetek De Sheng (Shunde) Motors Co., Ltd. (13)                     China
No. 82, Jizhou Section, Shiliang Road
Lunjiao Town, Shunde City
Guangdong Province
The People Republic of China 528308

Footnotes


(1)      A wholly owned subsidiary of Motors and Gears Holdings, Inc.

(2)      A wholly owned subsidiary of Kinetek, Inc.

(3)      A wholly owned subsidiary of Kinetek Industries, Inc.

(4) Merkle-Korff Industries, Inc. owns 99.99% of the capital stock of the corporation and Kinetek, Inc. owns the remaining capital stock of the corporation.

(5)      A wholly owned subsidiary of The Imperial Electric Company

(6)      A wholly owned subsidiary of Motion Holdings, Inc.

(7)      A wholly owned subsidiary of Advanced D.C. Holdings, Inc.

(8)      A wholly owned subsidiary of Advanced D.C. Motors, Inc.

(9)      A 99% owned subsidiary of Advanced D.C. Motors, Inc.

(10)     A 90% owned subsidiary of Advanced D.C. Motors, Inc.

(11)     A wholly owned subsidiary of FIR Group Holdings, Inc.

(12) Local counsel has shareholder information. We do not maintain corporate records.

(13)     An 80% owned subsidiary of Kinetek Asia Holdings, Inc.